EXHIBIT 99.01

News Release

Investor Contact:
Stan Finkelstein
Investor Relations
(925) 290-4321
ir@formfactor.com

FORMFACTOR, INC. RAISES FINANCIAL OUTLOOK FOR THE FOURTH QUARTER FISCAL 2019
Reflects Incremental Growth in Foundry and Logic

LIVERMORE, Calif. — December 11, 2019 — FormFactor, Inc. (Nasdaq: FORM) today updated its prior outlook for revenue, gross margins and earnings per share for its fiscal fourth quarter of 2019 ending December 28, 2019.

FormFactor now expects the following outlook*:

	GAAP	Reconciling Items**	Non-GAAP
Revenue	$170 million to $178 million	—	$170 million to $178 million
Gross margin	39% to 42%	$7 million	43% to 46%
Net income per diluted share	$0.13 to $0.21	$0.14	$0.27 to $0.35

*This outlook assumes consistent foreign currency rates.
**Reconciling items are amortization of intangibles, stock-based compensation, restructuring charges, and acquisition related expenses.

Mike Slessor, CEO of FormFactor, Inc., said, “The incremental demand driving our increased outlook ranges reflects the same factors that contributed to our previously disclosed, sequentially-stronger fourth quarter outlook: Strength in Foundry and Logic, overlaid on continued robust demand in our other businesses. This incremental demand is more significant than we anticipated on October 30, as major Foundry and Logic customers are aggressively ramping both new designs and new nodes.

Consistent with our October 30 remarks, we are adding flexible capacity during the fourth quarter, enabling us to capture this incremental, perishable demand. Our ability to add capacity faster and more efficiently than we expected reflects excellent execution by our operations teams.

We anticipate some of this momentum will continue into the first quarter of 2020, as our customers’ new-design and node activity normalizes. As we have noted in the past, our business has limited visibility, as illustrated by the upside opportunity we are capitalizing on this quarter.

This increase in our revenue outlook does not signal a structural change, though we are excited about our continued progress towards our target financial model of $650M revenue and $1.25 non-GAAP EPS.” Slessor concluded.

The company will not conduct a conference call in conjunction with this press release.

Use of Non-GAAP Financial Information:

To supplement our condensed consolidated financial results prepared under generally accepted accounting principles, or GAAP, we disclose certain non-GAAP measures of non-GAAP net income, non-GAAP earnings per fully-diluted share, and non-GAAP gross margin, that are adjusted from the nearest GAAP financial measure to exclude certain costs, expenses, gains and losses. Information regarding the ways in which management uses non-GAAP financial information to evaluate its business, management's reasons for using this non-GAAP financial information, and limitations associated with the use of non-GAAP financial information, is described under “About our Non-GAAP Financial Measures” below.

About FormFactor:

FormFactor, Inc. (NASDAQ: FORM), is a leading provider of essential test and measurement technologies along the full IC life cycle - from characterization, modeling, reliability, and design de-bug, to qualification and production test. Semiconductor companies rely upon FormFactor’s products and services to accelerate profitability by optimizing device performance and advancing yield knowledge. The Company serves customers through its network of facilities in Asia, Europe, and North America. For more information, visit the Company’s website at www.formfactor.com.

Forward-looking Statements:

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the federal securities laws, including with respect to the Company’s future financial and operating results, the Company’s plans, strategies and objectives for future operations. These statements are based on management’s current expectations and beliefs as of the date hereof, and are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements include, but are not limited to statements regarding future financial and operating results, customer demand, conditions in the semiconductor industry, and growth opportunities, and other statements regarding the Company’s business. Forward-looking statements may contain words such as “may,” “might,” “will,” “expect,” “plan,” “anticipate,” and “continue,” the negative or plural of these words and similar expressions, and include the assumptions that underlie such statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: changes in demand for the Company’s products; customer-specific demand; the speed of customer implementation of new technologies; industry seasonality; risks to the Company’s ability to realize operational efficiencies; changes macro-economic environments; and other factors, including those set forth in the Company’s most current annual report on Form 10-K, quarterly reports on Form 10-Q and other filings by the Company with the U.S. Securities and Exchange Commission. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of the Company. Unless required by law, the Company is under no obligation (and expressly disclaims any such obligation) to update or revise its forward-looking statements whether as a result of new information, future events, or otherwise.

About our Non-GAAP Financial Measures:

We believe that the presentation of our outlook using non-GAAP earnings per fully-diluted share and non-GAAP gross margin provides supplemental information that is important to understanding financial and business trends and other factors relating to our financial condition and results of operations. Non-GAAP net income, non-GAAP earnings per fully-diluted share, and non-GAAP gross margin are among the primary indicators used by management as a basis for planning and forecasting future periods, and by management and our board of directors to determine whether our operating performance has met certain targets and thresholds. Management uses non-GAAP earnings per fully-diluted share, and non-GAAP gross margin when evaluating operating performance because it believes that the exclusion of the items indicated herein, for which the amounts or timing may vary significantly depending upon our activities and other factors, facilitates comparability of our operating performance from period to period. We have chosen to provide this non-GAAP information to investors so they can analyze our operating results and outlook closer to the way that management does and use this information in their assessment of our business and the valuation of our company. We compute non-GAAP fully-diluted earnings per share, and non-GAAP gross margin, by adjusting GAAP earnings per fully-diluted share, and GAAP gross margin to remove the impact of certain items and the tax effect, if applicable, of those adjustments. These non-GAAP measures are not in accordance with, or an alternative to, GAAP and may be materially different from other non-GAAP measures, including similarly titled non-GAAP measures used by other companies. The presentation of this additional information should not be considered in isolation from, as a substitute for, or superior to, net income, earnings per fully-diluted share, or gross margin prepared in accordance with GAAP. Non-GAAP financial measures have limitations in that they do not reflect certain items that may have a material impact upon our reported financial results. We may expect to continue to incur expenses of a nature similar to the non-GAAP adjustments described above, and exclusion of these items from our non-GAAP earnings per fully-diluted share, and non-GAAP gross margin should not be construed as an inference that these costs are unusual, infrequent or non-recurring.